GOLDEN TELECOM INC. EDN SOVINTEL LLC and GTS FINANCE INC.
as Original Borrowers and Original Guarantors
arranged by CITIBANK N.A., London Branch and ING BANK N.V. as Arranger with CITIBANK INTERNATIONAL PLC acting as Agent
AMENDMENT AND RESTATEMENT AGREEMENT RELATING TO A TERM FACILITY AGREEMENT DATED 25 JANUARY 2007 AS PREVIOUSLY AMENDED AND RESTATED ON 22 MARCH 2007.

CONTENTS
Clause	Page

1. Definitions And Interpretation

2. Amendment

3. Continuity And Further Assurance

4. Miscellaneous

5. Governing Law

Schedule 1 The Original Obligors

THIS AGREEMENT is dated 20 November 2007 and made between:

(1)	GOLDEN TELECOM INC. (the “Company”);

(2)	THE SUBSIDIARIES of the Company listed in Schedule 1 (The Original Obligors) as original borrowers (together with the Company the “Original Borrowers”);

(3)	THE SUBSIDIARIES of the Company listed in Schedule 1 (The Original Obligors) as original guarantors (together with the Company the “Original Guarantors”);

(4)	CITIBANK INTERNATIONAL PLC as agent of the other Finance Parties (the “Agent”).

IT IS AGREED as follows:

RECITALS

(A)	By a term facility agreement dated 25 January 2007 as amended and restated on 22 March 2007 between the Company, the Original Borrowers, the Original Guarantors, the Arranger, the Original Lenders and the Agent, a term facility was made available on the terms and conditions thereof (the “Term Facility Agreement”).

(B)	By a letter dated 2 November 2007 the Company had, on behalf of itself and the other Obligors, inter alia, requested the Majority Lenders to amend Clause 21.14 (Loans and Guarantees) of the Term Facility Agreement as set out in Clause 2 (Amendment) below.

(C)	The Majority Lenders and the Obligors have agreed to amend and restate the Term Facility Agreement upon the terms set out below in order to specifically amend Clause 21.14 (Loans and Guarantees) of the Term Facility Agreement.

(D)	In accordance with Clauses 25.7 (Majority Lenders’ Instructions) and 34.1 (Required consents) of the Term Facility Agreement, the Agent has executed this Agreement on behalf of the Finance Parties pursuant to instructions issued by the Majority Lender on or before 9 November 2007.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Effective Date” means 9 November 2007.

"Restated Agreement” means the Term Facility Agreement, as amended and restated by this Agreement.

1.2	Incorporation of Defined Terms

Terms defined in the Term Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Term Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses

In this Agreement any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

1.4	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation

In accordance with the Term Facility Agreement, each of the Company and the Agent designates this Agreement as a Finance Document.

2.	AMENDMENT

On the Effective Date Clause 21.14 (Loans and Guarantees) of the Term Facility Agreement shall be deleted and shall be replaced by the new Clause 21.14 as set out below:

“Save for (a) any loan, credit, guarantee or indemnity granted by any member of the Reporting Group to, or in favour of, any third party up to a maximum aggregate amount for the Reporting Group of US$ 50,000,000 (fifty million dollars), and (b) any loan, credit, guarantee or indemnity granted by any member of the Reporting Group to any other member of the Reporting Group, no Obligor shall (and the Company shall ensure that no other member of the Group will) make any loans, grant any credit (save in the ordinary course of business) or give any guarantee or indemnity (except as required under any of the Finance Documents) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any person.”

3.	CONTINUITY AND FURTHER ASSURANCE

3.1	Continuing obligations

The provisions of the Term Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

3.2	Further assurance

Each Obligor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

4.	MISCELLANEOUS

4.1	Incorporation of terms

The provisions of Clause 30 (Notices), Clause 32 (Partial Invalidity), Clause 33 (Remedies and Waivers), Clause 34 (Amendments and Waivers) and Clause 39 (Enforcement) of the Term Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “this Agreement” or “the Finance Documents” are references to this Agreement.

4.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

5.	GOVERNING LAW

This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

The original Obligors

Name of Original Borrower	Registration number (or equivalent, if any)
Golden Telecom Inc.	N/A
EDN Sovintel LLC.	1027739006690
GTS Finance Inc.	N/A

Name of Original Guarantor	Registration number (or equivalent, if any)
Golden Telecom Inc.	N/A
EDN Sovintel LLC.	1027739006690
GTS Finance Inc.	N/A

SIGNATURES OF AMENDMENT AND RESTATEMENT AGREEMENT
THE COMPANY
GOLDEN TELECOM INC
By: Address:	/s/ Jean-Pierre Vandromme Golden Telecom Inc. 2831 29th St., NW Washington, DC 20008 USA
Attention: Fax:	General Counsel +1-202-332-4877

THE ORIGINAL BORROWERS
GOLDEN TELECOM INC
By: /s/ Jean-Pierre Vandromme
Address: Golden Telecom Inc.
2831 29th St., NW
Washington, DC
20008 USA
Attention: General Counsel
Fax: +1-202-332-4877

EDN SOVINTEL LLC
By: /s/ Olga Semenova
By: /s/ Jean-Pierre Vandromme
Address: EDN Sovintel LLC
1 Kozhevnichesky Proezd
Moscow, Russia
115114
Attention: General Counsel
Fax: +7-495-797-9306

EDN SOVINTEL LLC
GTS FINANCE INC By: /s/ Bor Address: Golden T 2831 29t Washingt 20008 US	is Svetlichny elecom Inc. h St., NW on, DC A
Attention: General Fax: +1-202-	Counsel 332-4877

THE ORIGINAL GUARANTORS
GOLDEN TELECOM INC
By: /s/ Jean-Pierre Vandromme
Address: Golden Telecom Inc.
2831 29th St., NW
Washington, DC
20008 USA
Attention: General Counsel
Fax: +1-202-332-4877

EDN SOVINTEL LLC
By: /s/ Olga Semenova
By: /s/ Jean-Pierre Vandromme
Address: EDN Sovintel LLC
1 Kozhevnichesky Proezd
Moscow, Russia
115114
Attention: General Counsel
Fax: +7-495-797-9306

EDN SOVINTEL LLC
GTS FINANCE INC By: /s/ Bor Address: Golden T 2831 29t Washingt 20008 US	is Svetlichny elecom Inc. h St., NW on, DC A
Attention: General Fax: +1-202-	Counsel 332-4877

THE AGENT on behalf of the Finance Parties and acting on the instructions of the Majority Lenders.

CITIBANK INTERNATIONAL PLC
By: Address:	/s/ R. Brody European Loans Agency Capital Markets and Banking Operations Citibank International PLC 5th Floor Citigroup Centre, Canary Wharf London E14 5LB
Attention: Fax:	Mrs. R. Brody +44 (0) 20 8636 3824